Business Combination and Goodwill	12 Months Ended
Dec. 31, 2025
Business Combination and Goodwill [Abstract]
BUSINESS COMBINATION AND GOODWILL
20	BUSINESS COMBINATION AND GOODWILL

On June 3, 2022, the Group acquired 100% of the shares of Spotlight Recreational Services LLC (“Spotlight”), a Company incorporated under the laws of the United Arab Emirates, pursuant to the signed sale and purchase agreement. Spotlight is engaged in operating live events. This acquisition has been accounted for in accordance with IFRS 3 Business Combinations.

●	USD 350,000 paid in cash at closing of acquisition which has been fully paid is at December 31, 2023

●	USD 250,000, to be paid in shares

At December 31, 2025, the share payment mentioned above was still due for issuance.

In 2024, management performed an impairment assessment on the goodwill associated with the business. Following this assessment, management impaired the entire goodwill balance of USD 600,000.